FORUM FUNDS

BECK, MACK & OLIVER GLOBAL EQUITY FUND

SUPPLEMENT DATED MAY 14, 2012 TO THE PROSPECTUS
DATED AUGUST 1, 2011

* * * IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY * * *

The following information supplements and should be read in conjunction with the August 1, 2011 Prospectus for the Beck, Mack & Oliver Global Equity Fund (the “Fund”), a series of Forum Funds (the “Trust”). On May 14, 2012, the Board of Trustees of the Trust (the “Board”) determined that it is in the best interest of the Fund to modify the Fund’s principal investment strategy and to change the Fund’s name, as described below. These changes are expected to become effective on or about August 1, 2012.

The Fund will change its name to the Beck, Mack & Oliver Global Fund. Concurrent with this change, the Fund will eliminate its investment policy to invest under normal circumstances at least 80% of the value of its net assets and borrowings for investment purposes in equity securities, including common stock, sponsored American Depository Receipts and securities convertible into common stock, of companies of any size based in the United States and worldwide. The Fund will continue to invest primarily in equity securities, however the change will allow the Fund to invest more than 20% of the value of its net assets and borrowings in assets other than equity securities. The Fund’s investment adviser, Beck, Mack & Oliver LLC (BM&O”), believes this change will prevent the purchase and sale of securities on behalf of the Fund at inopportune times, increasing the Fund’s ability to achieve its investment objective. This change is intended enhance BM&O’s ability to position the Fund to execute its investment strategy by purchasing securities of companies that are believed to have above average earnings or revenue growth and/or potential price appreciation.

The Board also approved the waiver of the Fund’s redemption fee of 2.00% for Fund shares redeemed within 60 days following May 14, 2012. Please see “Selling Shares – Redemption Fee” in the Funds’ Prospectus for additional information for information regarding the Fund’s redemption fee.

For more information, please contact Atlantic Fund Services at (800) 943-6786 (toll free).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
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